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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 4, 2001

                            THE BANKER'S STORE, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           NEW YORK                     0-8880                   11-2196303
--------------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION       COMMISSION FILE            (IRS EMPLOYER
       OF INCORPORATION)                   NO.               IDENTIFICATION NO.)

1535 MEMPHIS JUNCTION ROAD, BOWLING GREEN, KENTUCKY                 42101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (270) 781-8453


                      MARITIME TRANSPORT & TECHNOLOGY, INC.

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5. Other Events.

         On July 13, 2000, Registrant filed a certificate of amendment to its Certificate of Incorporation with the Secretary of State of the State of New York, which had the effect of changing Registrant's corporate name from Maritime Transport & Technology, Inc. to The Banker's Store, Inc., effective upon the filing of such certificate of amendment.

Item 7. Financials Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

                  99.1 Certificate of Amendment to the Certificate of Incorporation of Registrant, filed with the Secretary of State of the State of New York on July 13, 2000 (incorporated by reference from Registrant's filing on Form 10-K for the year ended May 31, 1998).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  The Banker's Store, Inc.
                                  (f/k/a Maritime Transport & Technology, Inc.)



                                  By: /s/ Paul Clark
                                      ------------------------------------------
                                       Paul Clark, President



                                  Date: April 4, 2001